FORM OF PURCHASE AND SALE AGREEMENT


     PURCHASE AND SALE AGREEMENT, dated as of October 29, 1997, by and between Charter Communications International, Inc. (the "Seller"), a Nevada corporation, having an office and place of business at 2839 Paces Ferry Road, Suite 500, Atlanta, Georgia 30339,
 and Connecticut Bank of Commerce ("Buyer"), a Connecticut state banking corporation having an office and place of business at 612 Bedford Street, Stamford, Connecticut 06901.

     WHEREAS, the Seller owns the equipment and accessories thereto (the "Equipment"), listed and described on Schedule A attached hereto (the "Schedule A"); and

     WHEREAS, Buyer desires to purchase from Seller, and Seller desires to sell to Buyer, an undivided senior ownership interest in the Equipment on the terms and conditions set forth herein (the "Equipment Purchase"); and

     WHEREAS, the Buyer is acquiring the senior ownership interest in the Equipment with the express intent of concurrently entering into a financial lease transaction with the Seller as the lessee and the Buyer as the lessor with respect to the Buyer's senior ownership interest in the Equipment as provided in a certain Equipment Lease Agreement (the "Lease Agreement"), dated the date hereof, by and between the Buyer and the Seller; and

     WHEREAS, in order to induce the Buyer to acquire the Equipment and to enter into the Lease Agreement with the Seller, the Seller has agreed to furnish the Buyer with acceptable security against loss with respect to the foregoing transactions by granting to Buyer a security interest in, and a lien on, the Seller's residual subordinated ownership interest in the Equipment and the unsold portion of Seller's receivables pursuant to a Security Agreement, dated the date hereof, by and between the Seller as grantor and the Buyer as secured party (the "Security Agreement").

NOW, THEREFORE, in consideration of the premises, the parties hereto, desiring to be legally bound, hereby agree as follows:

     1.     Buyer's  Purchase  From  Seller, and Simultaneous  Lease to  Seller,
            --------------------------------------------------------------------
of the Senior  Ownership  Interest  in  the  Equipment
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     1.1      Conveyance of Senior Ownership Interest in the Equipment.  Subject
              --------------------------------------------------------
to  the  terms and conditions hereof, on the Closing Date (as defined in Section
7.1 hereof), Seller shall transfer, convey, assign, set over, bargain, sell and deliver unto Buyer, and Buyer shall purchase from Seller, all right, title and interest in and to a senior ownership interest in the Equipment (the "Senior Ownership Interest"), represented by a Senior Ownership Certificate. On the Closing Date, the Seller shall deliver to Buyer, in exchange for the Buyer's payment of the Purchase Price (as defined in Section 1.2 hereof), a bill of sale (the "Bill of Sale") for the Senior Ownership Interest in the Equipment, substantially in the form of Exhibit 2 hereto (appropriately completed).

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     1.2     Purchase  Price.  On  the  Closing Date, the Buyer shall pay to the
             ---------------
Seller, by wire transfer, the full purchase price (the "Purchase Price") for the Equipment, which shall be the amount set forth on Exhibit 1 hereto ("Exhibit 1").

     1.3     Buyer's  Acquisition  of Equipment For Full Payout Lease to Seller.
             ------------------------------------------------------------------
On the Closing Date of the Equipment Purchase, Buyer shall simultaneously enter into the Lease Agreement with the Seller. Under the Lease Agreement, commencing on the Closing Date, the Buyer shall lease to the Seller and the Seller shall lease from the Buyer the Buyer's undivided Senior Ownership Interest in the Equipment on a full payout basis. The Buyer's and Seller's execution and delivery of the Lease Agreement shall be a condition of Buyer's obligation to close the Equipment Purchase.

     1.4     Seller's  Pledge  of  Its  Residual  Ownership  Interest  in  the
             -----------------------------------------------------------------
Equipment  and  Certain  Other  Assets.    On the Closing Date, the Seller shall
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assign, set over and convey to the Buyer as collateral security for the Seller's payment obligations to the Buyer under the Lease Agreement, the Seller's Residual Ownership Interest in the Equipment and the unsold portion of Seller's receivables as set forth more fully in the Security Agreement.

     2.      Representations  and  Warranties.
             --------------------------------

     2.1     Representations and Warranties of the Seller.  Seller represents
             --------------------------------------------
and  warrants  to,  and  covenants  and  agrees  with,  Buyer  as  follows:

     (a) (i) On the date hereof, neither the sale nor the use of the Equipment violates or infringes the patent, trademarks, trade name or other rights of any person and (ii) the Equipment is insured against loss as provided in Section 3 hereof.

     (b) On the Closing Date, Seller has, and by the Bill of Sale is conveying to Buyer, good and marketable title to the Senior Ownership Interest in the Equipment free and clear of any and all leases, liens, claims and encumbrances (exclusive of the Seller's Residual Ownership Interest). On the Closing Date, the Buyer will have a first priority security interest in, and lien on, the Seller's Residual Ownership Interest in the Equipment.

     (c) Seller is duly incorporated and organized, validly existing and in good standing under the laws of its incorporation or organization and has all requisite power and authority to own its properties and carry on its business in the places where such properties are located and such business is conducted.

     (d) Seller has the corporate power and authority to enter into this Agreement and to execute, deliver and receive all other instruments and documents executed and delivered or received, or to be executed and delivered or received, in connection with the transactions herein referred to and to carry out the sale and transfer of the Senior Ownership Interest in the Equipment. Seller has the corporate power and authority to execute and deliver the Bill of Sale and any other documents and instruments required by the terms hereof or thereof to be executed and delivered by it. (This Agreement, the Bill of Sale and all such other instruments and documents are sometimes hereinafter referred to collectively as the "Seller Documents"). There is no action, suit or proceeding pending against Seller before or by any court, administrative agency or other governmental authority which brings into question the validity of, or in any way legally impairs, the execution, delivery or performance by Seller of any of the Seller Documents.

     (e) The execution and delivery of the Seller Documents by Seller, and the performance by Seller of its obligations thereunder, including, without limitation, the conveyance of the Senior Ownership Interest in the Equipment, and the acceptance of the Purchase Price in exchange therefor, have been duly authorized by all necessary action of Seller and do not violate or conflict with
(i) any provision of Seller's organizational documents, (ii) any law or any order, writ, injunction, decree, rule or regulation or (iii) any material agreement to which Seller is a party or by which Seller is bound.

     (f) The Seller Documents constitute the valid and binding obligation of Seller, enforceable against the Seller in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and general equitable principles.

     (g) Seller is not subject to any restriction or agreement, which, with or without the giving of notice, the passage of time, or both, prohibits or would be violated by, the execution, delivery and consummation of the Seller Documents and the transactions referred to therein. All consents necessary for such execution, delivery or consummation by Seller have been or will be obtained.

     (h) All sales, property and other taxes, licenses, tolls, inspection or other fees, bonds, permits or certificates which were or may be required to be paid or obtained in connection with the acquisition of the Senior Ownership Interest in the Equipment by the Buyer have been, or when due will promptly be, paid in full (or adequate provision for such payment has or shall have been made) or obtained.

     2.2     Representations  and Warranties of the Buyer.  The Buyer represents
             -------------------------------------------
and  warrants  to,  and  agrees  with,  the  Seller  as  follows:

     (a) Buyer is duly incorporated and organized, validly existing and in good standing under the laws of its incorporation or organization and has all requisite power and authority to own its properties and carry on its businesses as such business is conducted.

     (b) Buyer has the power and authority to enter into this Agreement and all other instruments and documents executed and delivered or received, or to be executed and delivered or received, in connection with the transactions herein referred to and to carry and thereunder. (This Agreement and all such other instruments and documents are sometimes hereinafter referred to collectively as the "Buyer Documents").

     (c) The execution and delivery of the Buyer Documents by Buyer, and the performance of its obligations thereunder, have been duly authorized by all necessary action of Buyer and do not violate or conflict with (i) any provision of Buyer's organizational document, (ii) any law, or any order, writ, injunction, decree, rule or regulation of any court, administrative agency or any other governmental authority, or (iii) any material agreement to which Buyer is a party or by which Buyer is bound. There is no action, suit or proceeding against Buyer before any court, administrative agency or other governmental authority which brings into question the validity of, or might in any way impair, the execution, delivery or performance by Buyer of any of the Buyer Documents.

     (d) The Buyer Documents constitute the valid and binding obligations of Buyer enforceable against the Buyer in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and general equitable principles.

     (e) Buyer is not subject to any restriction or agreement which, with or without the giving of notice, the passage of time, or both, prohibits or would be violated by, the execution, delivery and consummation of the Buyer Documents and transactions therein referred to. No consents are necessary for such execution, delivery and consummation by the Buyer.

     3.      Insurance.
             ---------

     3.1     Insurance.     Commencing on the Closing Date and continuing until
             ---------
the Equipment is delivered by the Buyer to the location or locations specified by the Lessee in the Lease Agreement, Seller agrees to insure the Equipment against loss in the amount not less than (i) the Purchase Price, times (ii) 115 percent. Seller shall furnish the Buyer, upon request, with evidence of such insurance.

     4.      Delivery and Installation of Equipment.   The Seller shall be fully
             --------------------------------------
responsible for the delivery and the installation of the Equipment at the location or locations designated by the Seller as lessee. Any and all costs and expenses incurred by Seller in transporting and installing the Equipment shall be the sole responsibility and duty of the Seller. Seller shall indemnify and hold the Buyer harmless against any and all claims or liabilities arising from the delivery and installation of the Equipment by the Seller.

     5.      Indemnification.  Each of Seller and Buyer will indemnify the other
             ---------------
and its subsidiaries, stockholders, partners, directors, officers, employees and agents (collectively with Seller or Buyer, as the case may be, "Indemnified Parties") and protect, defend and hold any and all such Indemnified Parties harmless from and against any and all loss, cost, damage, injury or expense, together with interest on all amounts expended by any and all such Indemnified Parties accruing at the rate of ten percent (10%) per annum from the date of
                                                      --- -----
disbursement, including, without limitation, reasonable attorneys' fees, wheresoever and howsoever arising which any of the Indemnified Parties may incur by reason of any material breach by the indemnifying Party of any of its representations or obligations set forth in the Seller Documents or Buyer Documents, as the case may be. In the event any claim for indemnification hereunder arises on account of a claim or action made or instituted by a third person against any Indemnified Party, such Indemnified Party shall notify the Buyer or Seller, as the case may be, promptly after the receipt of notice by such Indemnified Party that such claim was made or that such action was commenced, and the indemnifying party shall be relieved from this indemnification obligations hereunder to the extent it is prejudiced by any delay in the provision of such notice. The indemnifying party shall be entitled to assume and control the defense of any such claim or action with counsel of its own choosing and at its own expense and if the indemnifying party so assumes the defense of a claim, such party shall have no liability to any Indemnified Party for legal fees or expenses of investigation, and shall have full discretion to settle or pursue the claim so long as any settlement includes a complete release in respect of such claim of the Indemnified Party. If the indemnifying party does not so elect to assume the defense of such claim or action, the same shall not be settled without its prior written consent (which consent shall not be unreasonably withheld or delayed). The Seller also hereby indemnifies and shall hold the Indemnified Parties harmless against any loss sustained or reasonable expense incurred by any such Indemnified Party as the direct result of or arising out of the imposition on the Equipment of any Federal or other tax lien or the foreclosure thereof by virtue of the failure to pay or under payment by the indemnifying party.

     6.      Benefits  of  Representations,  Warranties,  etc..  Seller  hereby
             -------------------------------------------------
assigns to Buyer and to Buyer's lessee (to the extent assignable), and agrees to use commercially reasonable efforts to enforce (which shall not be interpreted to require Seller to institute litigation) for Buyer's and the Seller's benefit, directly or through its predecessors-in-interest (to the extent not assignable), the benefits of all warranties, representations, covenants and indemnities made to Seller, by or which Seller is entitled to enforce against, any predecessor in title to the Senior Ownership Interest in
the    Equipment  or  the  manufacturer  of  the  Equipment.

     7.      The  Closing.
             ------------

     7.1     Closing Date.   The  closing  (the  "Closing") for the purchase and
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sale of the Senior Ownership Interest in the Equipment effected pursuant to this
Agreement shall take place at the main office of the Buyer, at 12:00 noon (New York City Time) on October 29, 1997 (the "Closing Date"), or at such other time, date or place as the parties may mutually agree. Unless the Seller and the Buyer shall agree otherwise in writing, all of the transactions, deliveries and payments contemplated by Section 1 and this Section 7 shall be deemed to take place simultaneously and no such transaction, delivery or payment shall be deemed to have taken place or been made until all such transactions, deliveries and payments are completed at the Closing.

     7.2      Deliveries.  At  the  Closing,  the  Seller  shall  deliver to the
              ----------
Buyer, in exchange for the Buyer's payment of the Purchase Price, the Bill of Sale in the form of Exhibit 1 hereto, executed by an authorized representative of the Seller, which Bill of Sale shall evidence the Seller's conveyance and the Buyer's purchase of the Senior Ownership Interest in the Equipment. At the Closing, the Seller shall also deliver to the Buyer as collateral security for the Seller's payment obligations under the Lease Agreement the Seller's Residual Ownership Interest and all such other documents, certificates or instruments required in connection with the Security Agreement.

     7.3.    Conditions  to  Buyer's  Obligation to Effect Closing.  The Buyer's
             -----------------------------------------------------
obligation to close the Equipment Purchase transaction shall be subject to each of the following conditions, which conditions shall be satisfied on or before the Closing Date:

     (a) All of the representations and warranties of the Seller under this Agreement shall be true and correct as of the Closing Date, and no event shall have occurred which, with the giving of notice or the passage of time, would constitute a default by Seller under this Agreement;

     (b) Buyer shall have received the Bill of Sale, duly executed by the Seller;

     (c) Buyer shall have received the Senior Ownership Certificate evidencing the Buyer's Senior Ownership Interest in the Equipment;

     (d) Buyer shall have received a security interest in, pledge of and lien on the Seller's Residual Ownership Certificate (evidencing the Seller's Residual Ownership Interest in the Equipment) and certain other property of the Seller;

     (e) Buyer and Seller shall have entered into the Lease Agreement and all other documents, agreements and certificates contemplated therein, including the Security Agreement;

     (f) Seller shall have paid the Buyer's legal fees and expenses incurred in connection with the transactions contemplated herein; and

     (g) All other terms and conditions of this Agreement shall have been complied with.

     7.4     Conditions  to Seller's Obligation to Effect Closing.  The Seller's
             ---------------------------------------------------
obligation to close the Equipment Purchase Transaction shall be subject to each of the following conditions, which shall be satisfied on or before the Closing
Date:

     (a) All of the representations and warranties of the Buyer under this Agreement shall be true and correct as of the Closing Date, and no event shall have occurred which would constitute a default by Buyer under this Agreement;

     (b)     The Buyer  shall  have  paid  the Purchase Price to the Seller; and

     (c) All other terms and conditions of this Agreement shall have been complied with.
     8.      Miscellaneous.
             -------------

     8.1     Survival.  The  covenants, agreements, representations, indemnities
             --------
and warranties made herein shall survive the execution and delivery of this Agreement and the consummation of the transactions described herein.

     8.2     Successors  and Assigns.  The rights and obligations of the parties
             -----------------------
hereunder shall inure to the benefit of, and be binding and enforceable upon, the respective successors, assigns and transferee of either party.

     8.3     Notices.  Any notice,  request or other communication to any of the
             -------
parties by the other hereunder shall be given in writing and shall be deemed given on the earlier of the date the same is (i) personally delivered with receipt acknowledged, or (ii) mailed by certified mail, return receipt requested, postage prepaid and addressed to the party for which it is intended at the address set forth at the head of this Agreement. The place to which notices or copies of notices are to be given to either party may be changed from time to time by such party by written notice to the other party.

     8.4     Captions.  Captions used herein are inserted for reference purposes
             --------
only  and shall not affect the interpretation or construction of this Agreement.

     8.5     Counterparts;  Facsimile  Execution.  This  Agreement  may  be
             -----------------------------------
executed in one or more counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same agreement. Delivery of an executed counterpart of this Agreement by facsimile shall be equally effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by facsimile also shall deliver an original executed counterpart of this Agreement, but failure to deliver an original executed counterpart shall not affect the validity, enforceability and binding effect of this Agreement.

     8.6     Amendments.  This  Agreement  may  be  amended  or varied only by a
             ----------
document, in writing, of even or subsequent date hereto, executed by Buyer and Seller.

     8.7     Further Assurances.  Each  party  hereto  shall execute and deliver
            ------------------
all such further instruments and documents as may be reasonably requested by the other party in order to fully carry out the intent and accomplish the purposes of the Seller and Buyer Documents and the transactions referred to therein.

     8.8    Governing Law.  This  Agreement  shall  be governed by and construed
            -------------
in accordance with the laws of the United States of America and the State of Connecticut.


     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.


                                                SELLER:

                                                CHARTER  COMMUNICATIONS
                                                INTERNATIONAL,  INC.

                                                By:___________________________

                                                Name:_________________________

                                                Title:__________________________


                                                BUYER:

                                                CONNECTICUT  BANK  OF  COMMERCE

                                                By:____________________________

                                                Name:_________________________

                                                Title:__________________________

                                  EXHIBIT INDEX



1  -  PURCHASE  PRICE

2  -  FORM  OF  BILL  OF  SALE

A  -  DESCRIPTION  OF  EQUIPMENT

B - SENIOR OWNERSHIP CERTIFICATE EVIDENCING THE BUYER'S SENIOR OWNERSHIP INTEREST IN THE EQUIPMENT